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                                                                      EXHIBIT 10


                                                                 ROBERT L. WHITE


CERTIFIED PUBLIC ACCOUNTANT
988 OHIO PIKE, SUITE 2
CINCINNATI, OHIO 45245
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                                                        TELEPHONE (513) 943-1040
                                                              FAX (513) 943-7760



                         CONSENT OF INDEPENDENT AUDITOR


I hereby consent to the use in the Registration Statement on Form 10-SB of my report dated January 12, 2000 relating to the financial statements of SATX, Inc. and my report dated January 10, 2000 relating to the financial statements of DebitFone International, Inc. appearing in such Registration Statement.


/s/ ROBERT L. WHITE
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Robert L. White
Certified Public Accountant
Cincinnati, Ohio
February 26, 2000